UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

OriginClear, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13575 58th Street North, Suite 200

Clearwater, FL 33760

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (727) 440-4603

2535 E. University Drive, McKinney, TX 75069

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Notes

As previously reported, the Company issued notes to various investors convertible into shares of the Company’s common stock. Between July 8, 2020 and July 15, 2020, holders of convertible notes converted an aggregate principal and interest amount of $55,541 into an aggregate of 1,752,343 shares of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Conversion of Preferred Shares

As previously reported, on April 3, 2019, the Company filed a certificate of designation (the “Series J COD”) of Series J Preferred Stock (the “Series J”).  Pursuant to the Series J COD, the Company designated 100,000 shares of preferred stock as Series J. The Series J has a stated value of $1,000 per share, and is convertible into shares of the Company’s common stock, on the terms and conditions set forth in the Series J COD.

On July 17, 2020, holders of Series J Preferred Stock converted an aggregate of 15 Series J shares into an aggregate of 391,468 shares of common stock, including make-good shares, of the Company’s common stock.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Consultant Issuances

On July 14, 2020, the Company issued to consultants an aggregate of 290,000 shares of the Company’s common stock for services.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OriginClear, Inc.

Date: July 20, 2020	By:	/s/ T. Riggs Eckelberry
T. Riggs Eckelberry Chief Executive Officer